UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 2, 2005 (May 27, 2005)


                               EMERGENT GROUP INC.
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          Nevada                         0-21475                   93-1215401
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 (State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                 File Number)          Identification No.)



       932 Grand Central Avenue, Glendale, CA                         91201
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      (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:     (818) 240-8250
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 1.01.        Entry Into a Material Definitive Agreement

     On May 25, 2005, Emergent Group Inc. and it's wholly owned subsidiary PRI Medical Technologies, Inc. (collectively referred to herein as EGI) entered into a two-year agreement with Access Capital, Inc. to provide a revolving credit line and term note of up to $1,000,000 secured by EGI's accounts receivable and certain fixed assets (collectively referred to as the "Credit Facility"). Access Capital demanded and received limited guarantees from Bruce J. Haber - Chief Executive Officer and a director, Mark Waldron - a director, Louis Buther - President and William M. McKay - Chief Financial Officer.

     In  connection  with Messrs.  Haber,  Waldron,  Buther and McKay  providing limited guarantees to Access Capital, EGI in consideration of said limited guarantees, EGI issued an aggregate of 260,000 shares to the guarantors, including 89,500 shares to Mr. Haber, 59,500 shares to Mr. Waldron, 64,000 shares to Mr. Buther and 47,000 shares to Mr. McKay. The guarantors have each entered into an agreement with EGI to return the shares that they received in consideration of their limited guarantee in the event the guarantor on his own volition breaches (other than a breach that is cured within the terms of the limited guarantee agreement) or terminates his own respective limited guarantee, prior to the payment in full of EGI's obligations to Access Capital or the voluntary release from the limited guarantees by Access Capital.

     On May 27, 2005, EGI drew down sufficient monies under the Credit Facility to payoff all indebtedness owed to USBank under EGI's bank line of credit and term loan, which was due and payable on or before May 31, 2005.

     In May 2005, EGI agreed with Messrs. Haber and Buther to extend their respective employment agreements until June 30, 2006. Further, each amended agreement states that on or before June 1 of each year following June 30, 2005, EGI must offer to extend the respective employment agreements of Messrs. Haber and Buther for a period of one additional year on terms no less favorable than the existing terms of their current respective employment agreements unless they have been released by the applicable institutional lender(s) from all personal guarantees of EGI's loans or EGI has retired all outstanding indebtedness owed to such lender(s).

Item 9.01       Financial Statements and Exhibits
      (c)       Exhibits

                10.1    Accounts  Receivable Purchase Agreement executed May 25,
                        2005  by  and  among  Access  Capital,   EGI  and  EGI's
                        wholly-owned subsidiary, PRI Medical Technologies, Inc.

                10.2    May  2005  Letter  Agreement  by and  among  EGI and the
                        limited  guarantors,   Bruce  J.  Haber,  Mark  Waldron,
                        William M. McKay and Louis Buther.

                10.3    May 2005 Amendment to Employment Contract of Bruce Haber

                10.4    May  2005  Amendment  to  Employment  Contract  of Louis
                        Buther.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMERGENT GROUP INC.

                                            By: /s/ Bruce J. Haber
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                                            Bruce J. Haber,
                                            Chief Executive Officer


Date:  June 2, 2005